Exhibit 10.1

              License Agreement with Security Marketing Group, LLC
              ----------------------------------------------------

                                LICENSE AGREEMENT

     This LICENSE AGREEMENT (this "Agreement") is entered into effective as of February 6, 2004 (the "Effective Date"), by and among SECURITY MARKETING GROUP, LLC., a Nevada Limited Liability Company ("Licensee"), and SEQUIAM BIOMETRICS, INC., a Florida corporation ("Sequiam"), with reference to the following recitals:

Sequiam is a technology company which researches, develops and manufactures, among other things, a high-tech, biometric, fingerprint-recognition storage device, known as the Sequiam Q300 (the "Q300"). This portion of Sequiam's business shall be referred to herein as, the "Product Line." Sequiam's principal place of business is located at 300 Sunport Lane, Orlando, Florida 32809.

Sequiam desires to sell to Licensee, and Licensee desires to purchase from Sequiam, an exclusive license to use all of the assets used in or useful to the Product Line, including, without limitation, the following: all intellectual property related to the research, development and manufacture of the Q300; Sequiam's names and logos; and Sequiam's trademarks and service marks, and trademark application filed and pending with the USPTO, on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Sequiam and Licensee (each, a "Party") hereby agrees as follows:

Definitions.  As used in this Agreement, the following capitalized terms shall
-----------
have the following meanings.

Assets.  As used herein, the term "Assets" means, collectively, the following:
------

Intellectual Property.  Any and all present and future intellectual property
---------------------
rights with respect to the Product Line, including, without limitation, the designs, formulae, know-how, trade secrets, processes, compositions, drawings, specifications, patterns, blueprints, plans, files, notebooks and records, proprietary and technical information, computer software, licenses of technology, and any and all other intangible personal property, together with all rights to and applications, licenses and franchises for, any of the foregoing, relating to the Product Line and all other intangible personal property used in or useful in the Product Line or with the Q300;

Names and Logos.  The name, "Q300," and any and all other names and logos
---------------
created, developed and/or used by Sequiam in the Product Line (identified on
Schedule 1);
----------

Trademarks/Trademark Application.  Any and all of the trademarks and service
--------------------------------
marks used by Sequiam in connection with the Product Line and/or the Q300, and the trademark application filed by Sequiam and pending with the USPTO (identified on Schedule 2) (the "Trademark Application").
               ----------

Royalty.     "Royalty" shall mean Twenty Dollars ($20.00) for every Unit sold
-------
payable to Sequiam monthly in lawful currency of the United States.

Stock.     The "Stock" shall mean, at any particular time, the total number of
-----
units of membership interest or shares of common stock of Licensee equal to ten percent (10%) of the then issued and outstanding units of membership interest or shares of common stock of Licensee, on a fully-diluted basis taking into consideration all outstanding warrants, options, preferred stock convertible and other derivatives.

Term.     "Term" shall mean the term of this Agreement beginning on the
----
Effective Date and continuing for a period of Three (3) years, and will automatically renew for each subsequent calendar year unless earlier terminated pursuant to the terms of this Agreement.

Unit.     A "Unit" shall mean the Q300 and any derivative thereof approved by
----
Sequiam.

Grant of License.  Sequiam hereby grants to Licensee an exclusive, worldwide
----------------
right and license (the "License") to use the Assets during the Term in the business of designing, manufacturing, promoting, distributing and selling the Q300 and other Units, in accordance with the terms and conditions of this Agreement.


Reservations.  Sequiam reserves all rights to the Assets not granted to Licensee
------------
hereunder. Use of the Assets by Licensee will be in trust for Sequiam during the Term, and upon expiration of the Term or earlier termination of this Agreement for any reason, Licensee shall return possession of all Assets to Sequiam and shall assign to Sequiam any rights or registrations accruing to Licensee due to its use of the Assets.

Other Restrictions.  Licensee may grant sublicenses to third parties to use the
------------------
Assets only with the prior written consent of Sequiam, which consent may be withheld in Sequiam's sole and absolute discretion. During the Term, Licensee shall not take any action to register or gain (or seek to register or gain) any right, title or interest in or to the Assets. In the event Licensee registers (or applies for registration) any Asset or otherwise gains any right, title or interest in or to any Asset in violation of this Section 2.2, Licensee hereby agrees to immediately assign such application, registration or other right, title or interest, together with all other rights associated therewith (including, without limitation, any goodwill), to Sequiam.

Expiration or Termination.
-------------------------

          (a) Upon the expiration or termination of this Agreement, all rights granted by this Agreement shall revert back to Sequiam. Licensee shall execute and deliver to Sequiam, in such form as Sequiam shall request, any and all documents which may be reasonably necessary or helpful to cancel Licensee as a licensee of the Assets and otherwise to fully vest all of Licensee's rights in and to the Assets in Sequiam. At the termination or expiration of this Agreement, Licensee will be deemed, at Sequiam's election, to have assigned, transferred and conveyed to Sequiam any trade rights, agreements, equities, goodwill, titles or other rights in and to or arising from the Assets which may have been vested in Licensee in pursuance of any endeavors covered hereby, and Licensee will execute any instruments reasonably requested by Sequiam to accomplish or confirm the foregoing.

          (b) Except as specifically provided in Section 0(c) below, upon the expiration or termination of this Agreement, Licensee shall immediately discontinue the use of the Assets and shall not thereafter operate or do business under any name or in any manner which in any way causes the general public to believe Licensee is in any way affiliated with the Assets or Sequiam.

          (c) Immediately upon expiration or termination of this Agreement, Licensee shall discontinue manufacturing the Q300 and any other Units. For a period of ninety (90) days following such expiration or termination, Licensee shall have the right to dispose of or sell the Q300 or other Units which are on hand, in the process of manufacture or for which orders have been accepted in the ordinary course of business prior to such expiration or termination, on a non-exclusive basis, upon which the Royalty shall be paid pursuant to Section 0 below. At any point in time during the term of this Agreement, Licensee shall maintain only that level of inventory of the Q300 and Units which Licensee reasonably anticipates selling or distributing in the ordinary course of business within ninety (90) days of such time.

License Fee.  Licensee shall pay to Sequiam the following (collectively, the
-----------
"License Fee"): (a) Two Million Dollars ($2,000,000) cash (the "Cash"), payable as set forth below, plus (b) the Stock, to be issued to Sequiam on the Effective Date and subsequently thereafter as may be necessary to comply with Section 0 below.

Cash Payments.  Licensee shall pay the Cash to Sequiam as follows: Twenty Five
-------------
Thousand Dollars ($25,000) by check or wire transfer upon execution and delivery of this Agreement, and the balance on or before December 31, 2004.

Anti-Dilution.  From the Effective Date until the Licensee either (a) makes an
-------------
initial public offering, (b) otherwise becomes subject to public reporting under
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") (by way of registration under the Exchange Act or by way of sale, merger, or consolidation to or with a reporting company), or (c) sells all or substantially all of its assets for cash, Licensee shall issue to Sequiam additional shares of common stock of Licensee as may be required so that the Stock issued to Sequiam shall equal ten percent (10%) of the then issued and outstanding shares of common stock of Licensee, on a fully-diluted basis.


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
Without limiting the generality of the foregoing, if at any time Licensee issues new shares of common stock or other securities of Licensee, including options, warrants, debentures or other derivative securities, convertible into common stock of Licensee, then Licensee shall issue to Sequiam additional shares of common stock which shall be added to and become a part of the Stock, such that the total number of shares of Stock issued to Sequiam shall equal ten percent (10%) of the total issued and outstanding shares of common stock of Licensee, on an as-converted basis.

Royalty.  In addition to the License Fee, Licensee shall pay to Sequiam on the
-------
fifteenth day of every month following the Effective Date the Royalty due for the sales made in the preceding month.

Reports and Statements.
----------------------

Monthly Reports.  Within fifteen (15) days following the end of each calendar
---------------
month during which any Units were sold, Licensee shall deliver to Sequiam a report in writing certified by Licensee, setting forth the quantity of Units sold during the preceding calendar month, together with the Royalty.

Files and Inspection.  Licensee shall keep and retain for at least three years
--------------------
at its principal executive offices true and accurate records, files and books of account containing all the data reasonably required for the computation and verification of the Royalty and the information required to be provided for under this Agreement. Sequiam, its agents and accountants, shall have reasonable access to such records, files and books at any and all times during regular business hours for the purpose of examining, copying or auditing same. Licensee shall also furnish to Sequiam any and all supporting data in its possession relating to its sales. Sequiam agrees to keep any information, records, files and books of account obtained from Licensee confidential, except as may be required for Sequiam's tax returns, or in the event of litigation or arbitration where such matters are material.

Audit.  If Sequiam, for any reason, questions or disputes any report or
-----
statement of sales of Units prepared by Licensee, then Sequiam, at its own expense, may employ such accountants as Sequiam may select to audit and determine the amount of sales for the period or periods covered by such report or statement. If the report of the accountants employed by Sequiam shall show any additional Royalty payable by Licensee, then Licensee shall pay to Sequiam such additional Royalty plus interest at the rate of 10% per annum commencing on the date such Royalty should have been paid, within thirty (30) days after such report has been forwarded to Licensee. In the event that Licensee questions or disputes the correctness of such report, the accountants employed by Licensee and the accountants employed by Sequiam shall endeavor to reconcile the question(s) or dispute(s) within thirty (30) days after the notice from Licensee questioning or disputing the report of Sequiam's accountants. In the event that it is finally determined that Licensee has understated sales of Units for any month by two percent (2%) or more, Licensee shall pay Sequiam's cost and expense of the audit. Furthermore, if Licensee's sales cannot be verified due to the insufficiency or inadequacy of Licensee's records, then Licensee shall pay Sequiam's cost and expense of the audit. The cost and expense of any audit resulting from failure to report sales after written notification of default shall be at the sole cost of Licensee.

Inspection.  Sequiam shall have the right at all reasonable times and upon
----------
reasonable prior notice to Licensee to enter Licensee's facilities for the purpose of inspecting Licensee's production and distribution operations to determine compliance with this Agreement.

Liability for Assets.  Licensee shall not be liable for any of the obligations
--------------------
or liabilities of Sequiam of any kind or nature, including, without limitation, any debts, duties, liabilities or obligations which arose out of the ownership or operation of the Assets prior to the Effective Date (the "Prior
Obligations").   As of the Effective Date hereof, Licensee hereby assumes any and all obligations or liabilities of any kind or nature, including, without limitation, any debts, duties, liabilities or obligations which arise out of the use, ownership or operation of the Assets on or after the Effective Date through the Term and any additional Units held and sold pursuant to Section 0 hereof (the "Prospective Obligations"). Licensee hereby covenants to pay, perform and otherwise satisfy timely, fully and faithfully all such Prospective Obligations.

Expenses.  Except as otherwise expressly provided herein, the parties shall each
--------
be responsible for the payment of any and all of their own expenses, including, without limitation, the fees and expenses of counsel, accountants, and other advisors, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement.

Representations and Warranties of Sequiam.  Sequiam hereby represents and
-----------------------------------------
warrants to Licensee as follows:


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
Organization and Standing.  Sequiam is a corporation duly organized, validly
-------------------------
existing and in good standing under the laws of the State of Florida. Sequiam has full corporate power and authority to own the Assets and operate the Product Line as heretofore conducted.

Authority to Contract.  Sequiam has the right, power, legal capacity, and
---------------------
authority to enter into and perform the obligations under this Agreement, and no approvals or consents of any persons or entities are necessary in connection with Sequiam's performance under this Agreement.

Corporate Action.  The execution and delivery of this Agreement by Sequiam has
----------------
been duly authorized by all necessary corporate action on the part of Sequiam, and this Agreement, when executed and delivered, shall constitute a valid and binding obligation of Sequiam, enforceable in accordance with its terms, except as such validity and enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights.

No Brokers.  No broker, finder or similar agent has been employed by or on
----------
behalf of Sequiam in connection with this Agreement or the transactions contemplated hereby, and Sequiam has not entered into any agreement or understanding of any kind with any person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

No Conflicts.  To the best of Sequiam's knowledge, the consummation of the
------------
transactions contemplated by this Agreement will not result in or constitute any of the following: (1) a breach of any term or provision of any other agreement between Sequiam and a third party; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaws of Sequiam; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Sequiam; or (4) the creation or imposition of any lien, charge, or encumbrance on any of the Assets.

Title.  Sequiam has good and marketable title to all of the Assets, in each case
-----
free and clear of all liens, charges or encumbrances, any restrictions on transfer, or any claims of any nature whatsoever.

Litigation. There are no actions, suits, claims or other proceedings
----------
(collectively, "Litigation") pending or, to the best of Sequiam's knowledge, contemplated or threatened against Sequiam or the Assets and no such actions, to the best of Sequiam's knowledge, that would prevent the transfer of the Assets.

Full Disclosure.  None of the representations or warranties furnished by Sequiam
---------------
in this Agreement, including the Schedules and Exhibits to this Agreement and any other document or instrument furnished by Sequiam to Licensee pursuant to or in connection with this Agreement, contains or will contain any untrue statement of a material fact, or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Taxes.  There are no liens for Taxes upon any of the Assets.
-----

Trade Names, Trademarks and Copyrights.  Sequiam has no knowledge of any
--------------------------------------
infringement or alleged infringement by others of any trade name, trademark, service mark or copyright used at any time in connection with the Assets. To the best of Sequiam' knowledge, Sequiam has not infringed, and is not now infringing, on any trade name, trademark, service mark or copyright belonging to any person, firm or corporation with respect to the Assets. Sequiam is not a party to any license, agreement, or arrangement, whether as a licensee, licensor, franchisor, franchisee, or otherwise, with respect to any trademarks, service marks, trade names, or applications for them, or any copyrights. Licensee hereby acknowledges the two uses of the name "BioVault" registered with the U.S. Patent and Trademark Office, and Sequiam makes no representation or warranty regarding the rights the holders of such registered trademarks may have.

  Experience.  Sequiam is sufficiently experienced in financial and Product Line
  ----------
matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Stock.

Own Account.  Sequiam is purchasing the Stock as principal for its own account.
-----------
Sequiam is purchasing the Stock for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act")) thereof, and has not pre-arranged any sale with any other purchaser.

Exemption.  Sequiam understands that the offer and sale of the Stock are not
---------
being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under Section 4(2) of the Securities Act and that the Licensee is relying on such exemption.

Importance of Representations.  Sequiam understands that the Stock is being
-----------------------------
offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Licensee is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Sequiam set forth herein in order to determine the applicability of such safe harbor and the suitability of Sequiam to acquire the Stock.

No Registration.  The Stock has not been registered under the Securities Act and
---------------
may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act is available. Sequiam represents and warrants and hereby agrees that all offers and sales of the Stock shall be made only pursuant to such registration or to such exemption from registration. Sequiam acknowledges that the Stock shall contain a restrictive legend in accordance with Rule 144.

Risk.  Sequiam acknowledges that the purchase of the Stock involves a high
----
degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Stock, including the total loss of its investment.

Independent Investigation.  Sequiam, in making the decision to purchase the
-------------------------
Stock subscribed for, has relied upon independent investigations made by it, and Sequiam has prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Licensee or any person acting on its behalf concerning the terms and conditions of this offering. Sequiam and its advisors, if any, have been furnished with access to all materials relating to the finances and operation of the Licensee and materials relating to the offer and sale of the Stock which have been requested. Sequiam and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

No Recommendation or Endorsement.  Sequiam understands that no federal, state or
--------------------------------
provincial agency has passed on or made any recommendation or endorsement of the Stock.

Non-Affiliate Status.  Sequiam is not an affiliate of the Licensee nor is any
--------------------
affiliate of Sequiam an affiliate of the Licensee.

No Advertisement or General Solicitation.  The sale of the Stock has not been
----------------------------------------
advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Representations and Warranties of Licensee.  Licensee hereby represents and
------------------------------------------
warrants to Sequiam as follows:

Organization and Standing.  Licensee is a limited liability company duly
-------------------------
organized, validly existing and in good standing under the laws of the State of Nevada. Licensee has full power and authority to own its assets and operate its Product Line as heretofore conducted. As of the Effective Date (following the issuance of the Stock), Licensee has ____ shares of common stock and ___ shares of preferred stock authorized, of which _______ shares of common stock and ____ shares of preferred stock are issued and outstanding.

Authority to Contract. Licensee has the right, power, legal capacity, and
---------------------
authority to enter into and perform the obligations under this Agreement, and no approvals or consents of any persons or entities are necessary in connection with Licensee's performance under this Agreement.

Action.  The execution and delivery of this Agreement by Licensee has been duly
------
authorized by all necessary corporate action on the part of Licensee, and this Agreement, when executed and delivered, shall constitute a valid and binding obligation of Licensee, enforceable in accordance with its terms, except as such validity and enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights.

No Brokers.  No broker, finder or similar agent has been employed by or on
----------
behalf of Licensee in connection with this Agreement or the transactions contemplated hereby, and Licensee has not entered into any agreement or understanding of any kind with any person for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

No Conflicts.  To the best of Licensee's knowledge, the consummation of the
------------
transactions contemplated by this Agreement will not result in or constitute any of the following: (1) a breach of any term or provision of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of organization or operating agreement of Licensee; or (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Licensee.

Disclosure.  No representation or warranty by Licensee and no statement or
----------
certificate furnished or to be furnished by or on behalf of Licensee to Sequiam or its agents pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Further Assurances.  At any time and from time to time after the Effective Date,
------------------
each party shall, without further consideration, execute and deliver to the other such other instruments of transfer and shall take such other actions as the other may reasonably request to carry out the purpose and intent of this Agreement.

Confidentiality.
---------------

          (a)  Acknowledgment.  Each of Licensee and Sequiam acknowledges the
               --------------
confidential and proprietary nature of the Confidential Information (as defined below), agrees to hold and keep the same as provided in this Section 0, and otherwise agrees to each and every restriction and obligation in this Section 0.

(b)  Confidential Information.  Confidential Information means and includes any
     ------------------------
and all:

               (i) trade secrets concerning the Product Line and affairs of either Licensee or Sequiam (the "Provider") provided to the other party (the "Recipient"), including product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, Product Line plans, computer software and programs, systems, structures and architectures (and related processes, formulae, composition, improvements, know-how, inventions, discoveries, concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret within the meaning of the applicable state trade secret law); and

               (ii) information concerning the Product Line and affairs of the Provider (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, and personnel training techniques and materials, however documented) that has been or may hereafter be provided or shown to the Recipient by the Provider or by the Provider's representatives or is otherwise obtained from review of Provider documents or property or discussions with the Provider's representatives by the Recipient or by the Recipient's representatives (including current or prospective financing sources) or representatives of the Recipient's representatives irrespective of the form of the communication, and also includes all notes, analyses, compilations, studies, summaries, and other material prepared by the Recipient or the Recipient's representatives containing or based, in whole or in part, on any information included in the foregoing. Any trade secrets of the Provider will also be entitled to all of the protections and benefits under the applicable state trade secret law and any other applicable law.

          (c)  Restricted Use of Confidential Information.  The Recipient agrees
               ------------------------------------------
that the Confidential Information (a) will be kept confidential by the Recipient and the Recipient's representatives and (b) without limiting the foregoing, will not be disclosed by the Recipient or the Recipient's representatives to any person except as expressly otherwise permitted by the terms of this Section 0. It is understood that the Recipient may disclose Confidential Information to only those of the Recipient's representatives who (i) require such material for the purpose of evaluating the Transaction, and (ii) are informed by the

Recipient of the confidential nature of the Confidential Information and the obligations of this Section 0. The Recipient further agrees that the Recipient and the Recipient's representatives will not use any of the Confidential Information either for any reason or purpose other than to evaluate the Transaction or in any way detrimental to the Provider (it being acknowledged that any use other than evaluation of and negotiating the Transaction will be deemed detrimental). The Recipient also agrees to be responsible for enforcing the terms of this Section 0 as to the Recipient's representatives and the confidentiality of the Confidential Information and to take such action, legal or otherwise, to the extent necessary to cause them to comply with the terms and conditions of this Section 0 and thereby prevent any disclosure of the Confidential Information by any of the Recipient's representatives (including all actions that the Recipient would take to protect its own trade secrets and confidential information).

          (d)  Exceptions.  All of the foregoing obligations and restrictions do
               ----------
not apply to that part of the Confidential Information that the Recipient demonstrates (a) was or becomes generally available to the public other than as a result of a disclosure by the Recipient or the Recipient's representatives or
(b) was available, or becomes available, to the Recipient on a non-confidential basis prior to its disclosure to the Recipient by the Provider or Provider's representatives. Nothing contained in this Section 0 shall limit or otherwise apply to Licensee's use and disclosure of the Assets after the Effective Date.

          (e)  Required Disclosure.  The Recipient or such Recipient's
               -------------------
representative may furnish that portion (and only that portion) of the Confidential Information that is required to disclose under the applicable federal and state securities laws.

          (f)  Return of Confidential Information.  If this Agreement is
               ----------------------------------
terminated for any reason, then (a) the Recipient (i) will promptly deliver to the Provider all documents or other materials furnished by the Provider or any of Provider's representative to the Recipient or the Recipient's representatives constituting Confidential Information, together with all copies and summaries thereof in the possession or under the control of the Recipient or the Recipient's representatives, and (ii) will destroy materials generated by the Recipient or the Recipient's representatives that include or refer to any part of the Confidential Information, without retaining a copy of any such material or (b) alternatively, if the Provider requests or gives its prior written consent to the Recipient's request, the Recipient will destroy all documents or other matters constituting Confidential Information in the possession or under the control of the Recipient or the Recipient's representatives. Any such destruction pursuant to the foregoing must be confirmed by the Recipient in writing to the Provider (such confirmation must include a list of the destroyed materials).

          (g)  Remedies.  The Recipient agrees to indemnify and hold the
               --------
Provider and its stockholders harmless from any damages, loss, cost, or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure by the Recipient or the Recipient's representatives of the Confidential Information or other violation of this Section 0. In addition, because an award of money damages (whether pursuant to the foregoing sentence or otherwise) would be inadequate for any breach of this Section 0 by the Recipient or the Recipient's representatives and any such breach would cause the Provider irreparable harm, the Recipient also agrees that, in the event of any breach or threatened breach of this Section 0, the Provider will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to the Provider.

Press Releases.  Except as required by applicable law, neither Party shall make
--------------
any public statement or press releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by the other Party, which approval shall not be unreasonably withheld.

Negative Covenants.
------------------

No Retention of Employees. Licensee has made no commitment to assume or
-------------------------
otherwise acquire any employment relationship that may exist between Sequiam and Sequiam's employees as of the Effective Date.

Use of Trade Names.  After the Effective Date, neither Sequiam nor its
------------------
affiliates shall use or employ in any manner, directly or indirectly, the following trade names: (a) Sequiam Biometrics; (b) Biometrics; or any substantially similar names.

Termination.  This Agreement may be terminated at any time for the following
-----------
reasons:

     (a)  by mutual agreement of Licensee and Sequiam;

     (b) by Licensee if there has been a material misrepresentation, material breach of warranty or material breach of covenant by Sequiam under this Agreement and Licensee is not then in material default of Licensee's obligations hereunder; provided, however, Sequiam shall have thirty (30) days after receiving written notice of such breach to cure; or

     (c) by Sequiam if there has been a material misrepresentation, material breach of warranty or material breach of covenant by Licensee under this Agreement and Sequiam is not then in material default of its obligations hereunder; provided, however, Licensee shall have thirty (30) days after receiving written notice of such breach to cure.

Upon termination of this Agreement as provided above, this Agreement shall terminate and there shall be no liability or obligation thereafter arising on the part of any party hereto or their respective directors, officers, employees, agents or other representatives unless expressly provided herein to survive termination; provided, however, in the event of termination of this Agreement as provided in clause (b) or (c) of this Section 0, such termination shall be without prejudice to any rights that the terminating party may have against the breaching party or parties or any other person under the terms of this Agreement or otherwise.

Default; Termination Rights.  "Event of Default" means a material failure of a
---------------------------
party to fulfill its obligations under this Agreement. Upon the occurrence of a Default, the nondefaulting party may, at its option, terminate this Agreement by written notice. Termination upon the occurrence of a Default shall be without prejudice to any other rights or claims the nondefaulting party may have against the defaulting party.

Indemnification.
---------------

Indemnification by Sequiam.  From and after the Effective Date, Sequiam, jointly
--------------------------
and severally, shall indemnify, defend and hold harmless Licensee and its shareholders, officers, directors, managers, constituent members, constituent partners, beneficiaries, trustees, affiliates, agents, employees, representatives, assigns, attorneys, heirs, predecessors, and successors (collectively, "Licensee's Indemnified Parties") from and against any and all claims, demands, actions, causes of action, judgments, settlements, losses, damages, liabilities, compromises, injuries, lawsuits, deficiencies, obligations, costs and expenses, including reasonable attorneys' fees, expert witness fees and related costs as incurred by Licensee, including any and all costs associated with defense of this Agreement or the transactions contemplated herein, or any other claim before a bankruptcy court or other court, trustee or receiver regarding this Agreement, the Assets or the transactions contemplated herein (collectively, "Claims"), whether such Claims are fixed or contingent, that any Licensee's Indemnified Parties shall incur or suffer, that arise, result from or relate to:

(a) any breach of, or failure by Sequiam to perform, any of its representations, warranties, covenants, or agreements set forth in this Agreement;

(b) any Prior Obligation; or

(c) any obligation, debt or liability of Sequiam.

Indemnification by Licensee.  From and after the Effective Date, Licensee shall
---------------------------
indemnify, defend and hold harmless Sequiam and their respective shareholders, officers, directors, managers, constituent members, constituent partners, beneficiaries, trustees, affiliates, agents, employees, representatives, assigns, attorneys, heirs, predecessors, and successors (collectively, "Sequiam's Indemnified Parties") from and against any and all Claims, whether such Claims are fixed or contingent, that any Sequiam's Indemnified Parties shall incur or suffer, that arise, result from or relate to:

(a) any breach of, or failure by Licensee to perform, any of its representations, warranties, covenants, or agreements in this Agreement; or

(b) any Prospective Obligation; or

(c) any obligation, debt or liability of Licensee

Survival.  Notwithstanding any provision of this Agreement to the contrary, the
--------
indemnity obligations of the parties in this Section 0 and the covenants set forth in Section 0 and 0 shall be deemed to be continuing and shall survive the expiration or earlier termination of this Agreement.

Product Liability; Insurance; Indemnity.
---------------------------------------

Product Liability.  Licensee shall be responsible for the Claims of third
-----------------
parties to the extent (a) caused by the negligence or fault of Licensee or its agents, or (b) related to any actual or alleged hazard or defect in the Units manufactured by or for Licensee, provided that such defect was not directly caused by the designs or related technology of Sequiam provided to the Licensee. The obligations of this paragraph shall survive expiration or earlier termination of this Agreement.

Insurance. Licensee shall obtain and maintain product liability insurance to
---------
cover its liabilities to third parties in connection with the sale of the Units and will provide to Sequiam, upon its request, evidence of such insurance. Such insurance coverage shall be upon terms reasonably acceptable to Sequiam.

Indemnity. Licensee agrees to indemnify, defend and hold harmless Sequiam and
---------
its representatives for, from and against any and all Claims arising from the production and manufacture of the units by or for Licensee, including Claims for defects in materials and workmanship. This Section shall survive the expiration or earlier termination of this Agreement.

General Provisions.
------------------

Notices.  All notices and other communications under or in connection with this
-------
Agreement shall be in writing and shall be deemed given (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail, return receipt requested, upon the earlier of actual delivery or three days after being so mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

If to Licensee, addressed to:
Security Marketing Group LLC
Attn: Rod K. Whiton, President
____________________________
____________________________

With a copy to:
___________________________
___________________________
___________________________

If to Sequiam, addressed to:
SEQUIAM BIOMETRICS, INC.
Attn: Mark Mroczkowski
300 Sunport Lane
Orlando, Florida 32809

With a copy to:
LEE & GODDARD LLP
Attn: Raymond A. Lee, Esq.
18500 Von Karman Avenue, Suite 400
Irvine, California 92612

Severability. The provisions of this Agreement are intended by the parties to be
------------
severable and divisible, and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable any other provision or term of this Agreement.

Entire Agreement.  This Agreement, including the exhibits and schedules attached
----------------
hereto and other documents referred to herein, contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

Successors and Assigns.  This Agreement shall be binding upon and inure to the
----------------------
benefit of Licensee and Sequiam and their respective successors, heirs and assigns; provided, however, that no party shall directly or indirectly transfer or assign any of such party's respective rights or obligations hereunder in whole or in part without the prior written consent of the other party, and any such transfer or assignment without said consent shall be void. Subject to the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns.

Counterparts.  This Agreement may be executed in one or more counterparts, each
------------
of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement.

Attorneys' Fees.  In the event of any legal, equitable or administrative action
---------------
or proceeding (each, a "Proceeding") brought by any party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees of its attorneys and any costs incurred in such Proceeding, including costs of appeal, if any, in such amount that the court or administrative body having jurisdiction over such Proceeding may award.

Arbitration.  If a dispute or claim shall arise with respect to any of the terms
-----------
or provisions of this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under Commercial Arbitration Rules of the American Arbitration Association to an arbitrator in good standing with the American Arbitration Association within fifteen (15) days after such notice is given. Any such arbitrator so selected is to mutually acceptable to both parties. If both parties are unable to agree upon a single arbitrator, each party shall appoint one (1) arbitrator. If either party does not appoint an arbitrator within five (5) days after the other party has given notice of the name of its arbitrator, the single arbitrator appointed by the party giving notice shall be the sole arbitrator and such arbitrator's decision shall be binding upon both parties. If two (2) arbitrators are appointed, these two (2) shall appoint a third arbitrator who shall be the sole arbitrator who shall resolve the dispute. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. All proceedings before the arbitrator shall be held in Orange County, Florida unless the parties agree to another location.

Survival.  Except as expressly provided herein, the representations, warranties,
--------
agreements and indemnities contained in this Agreement shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

Incorporation.  The recitals, schedules and exhibits to this Agreement are
-------------
incorporated herein and, by this reference, made a part hereof as if fully set forth in each section of this Agreement as applicable.

Amendment.  This Agreement may be amended at any time by a written instrument
---------
executed by Licensee and Sequiam. Any amendment effected pursuant to this Section shall be binding upon all parties hereto.

Waiver.  Any term or provision of this Agreement may be waived in writing at any
------
time by the party or parties entitled to the benefits thereof. Any waiver effected pursuant to this Section shall be binding upon all parties hereto. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement.

Construction.  The section and subsection headings used herein are inserted for
------------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires.

Governing Law.  This Agreement shall be governed by and construed in accordance
-------------
with the laws of the State of Florida, County of Orange without giving effect to any principle or doctrine regarding conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

"SEQUIAM"

SEQUIAM BIOMETRICS, INC.,
a Florida corporation

By:
   ---------------------------------------------------------
Nicholas VandenBrekel, Chief Executive Officer


"LICENSEE"

SECURITY MARKETING GROUP, LLC.,
a Nevada limited liability company


By:
   ---------------------------------------------------------
Rod K. Whiton, President

SCHEDULE 1

NAMES AND LOGOS

SEQUIAM BIOMETRICS
Q-300

                               [GRAPHIC OMITED]

SCHEDULE 2

TRADEMARKS / TRADEMARK APPLICATION

1.     Q300 TRADEMARK APPLICATION, SERIAL NO. _________________